UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2013

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
The information under this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Public Offering
On December 2, 2013, Noodles & Company (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus relating to a primary and secondary offering of its Class A common stock (the “Offering”).

On December 2, 2013, the Company issued the press release with respect to the commencement of the Offering. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
Forward-Looking Guidance
The Company’s fiscal quarter will end on December 31, 2013 and accordingly, its results for the full fiscal quarter are not yet available. The Company tracks comparable restaurant sales growth on a weekly basis and, as a result, is able to provide preliminary range expectations for the full fiscal quarter for that metric based on available information to date. As such, the Company expects to report company-owned comparable restaurant sales growth of between 3.75% and 4.25% for its fourth fiscal quarter in 2013. In 2014, the Company expects system-wide comparable restaurant sales growth of 2.5% to 3.0%. At this time, the Company continues to expect its 2013 and 2014 financial performance to be consistent with the guidance it presented in its Third Quarter 2013 Earnings Call, on November 6, 2013, and in the press release dated November 6, 2013 disclosing its financial results from the third quarter of 2013, unless stated otherwise. The Company’s actual results may differ materially from this expectation as a result of the financial results during the remainder of the quarter, which remain subject to external factors such as unusual or unseasonal weather, completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for this period are finalized.

This Current Report on Form 8-K contains forward-looking statements and current expectations of forward-looking guidance that was previously provided that involve risks and uncertainties such as the number of restaurants the Company intends to open, projected capital expenditures, and estimates of its effective tax rates, among others. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect its current views with respect to future events and are based on assumptions and subject to risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward-looking statements including, but not limited to, statements about its ability to maintain increases in comparable restaurant sales and to successfully execute its growth strategy, its ability to open new restaurants on schedule, price and availability of commodities, consumer confidence and spending patterns, the assumptions used in the adjustment of interest expense and the adjustments for certain incremental legal, accounting, insurance and other compliance costs, consumer reaction to public health issues and perceptions of food safety, changes in consumer tastes and the level of acceptance of the company's restaurant concepts (including consumer acceptance of prices), seasonal factors and weather. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. We discuss many of these risks in greater detail under the heading "Risk Factors" in our most recently filed Registration Statement on Form S-1. Also, these forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report. Unless required by United States federal securities laws, the Company does not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made.

Item 9.01.    Financial Statements and Exhibits.

(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the Company on December 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOODLES & COMPANY

By: /s/ DAVE BOENNIGHAUSEN
Name: Dave Boennighausen
Title: Chief Financial Officer

DATED: December 2, 2013

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the Company on December 2, 2013